                                                                    EXHIBIT 1.1

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

ADCPB BALANCE
Initial ADCPB                                                           85,790,915.00
Prior Month ADCPB                                                       31,459,867.41
Current Month ADCPB (Before addition of New Property)                   29,981,078.28
Base Principal Amount (Prior - Current)                                  1,478,789.13
Add:  ADCPB of New Transferred Property                                          0.00
Ending ADCPB (Current + ADCPB of New Property)                          29,981,078.28

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                              26,136,561.88
     Class A Certificate Rate                                                    6.85%
     One twelfth of Class A Certificate Rate                                     0.57%
     Class A Certificate Interest                                          149,196.21
     Prior Month Class A Overdue Interest                                        0.00

     Class A Interest Due                                                  149,196.21
     Class A Interest Paid                                                 149,196.21

     Current Month Class A Overdue Interest                                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                              26,136,561.88
     Class A Percentage                                                         86.00%
     Base Principal Amount                                               1,478,789.13
                                                                        -------------
     Class A Base Principal Distribution Amount                          1,271,758.66
     Prior Month Class A Overdue Principal                                       0.00
                                                                        -------------
     Total A Note Principal Due                                          1,271,758.66
     Additional amount due for floor payment                                65,331.86
     Additional Class A Principal Due                                            0.00
                                                                        -------------
     Class A Principal Paid                                              1,337,090.52

     Class A Overdue Principal                                                   0.00
                                                                        -------------

     Current Month Class A Principal Balance                            24,799,471.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                           1,215,654.43
     Class B-1 Certificate Rate                                                7.63%
     One twelfth of Class B-1 Certificate Rate                                 0.64%
     Class B-1 Certificate Interest                                        7,729.54
     Prior Month Class B-1 Overdue Interest                                    0.00

     Class B-1 Interest Due                                                7,729.54
     Class B-1 Interest Paid                                               7,729.54

     Current Month Class B-1 Overdue Interest                                  0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                           1,215,654.43
     Class B-1 Percentage                                                      4.00%
     Base Principal Amount                                             1,478,789.13
     Class B-1 Base Principal Distribution Amount                         59,151.57
     Prior Month B-1 Overdue Principal                                         0.00
     Additional amount due for floor payment                               3,038.69
                                                                       ------------
     Total B-1 Note Principal Due                                         62,190.26

     Class B-1 Principal Paid                                             62,190.26


     Class B-1 Overdue Principal                                               0.00

     Current Month Class B-1 Principal Balance                         1,153,464.17

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                           1,215,654.43
     Class B-2 Certificate Rate                                                8.17%
     One twelfth of Class B-2 Certificate Rate                                 0.68%
     Class B-2 Certificate Interest                                        8,276.58
     Prior Month Class B-2 Overdue Interest                                    0.00

     Class B-2 Interest Due                                                8,276.58
     Class B-2 Interest Paid                                               8,276.58

     Current Month Class B-2 Overdue Interest                                  0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                           1,215,654.43
     Class B-2 Percentage                                                      4.00%
     Base Principal Amount                                             1,478,789.13
     Class B-2 Base Principal Distribution Amount                         59,151.57
     Prior Month B-1 Overdue Principal                                         0.00
     Additional amount due for floor payment                               3,038.69
                                                                       ------------
     Total B-1 Note Principal Due                                         62,190.26

     Class B-2 Principal Paid                                             62,190.26

     Class B-2 Overdue Principal                                               0.00

     Current Month Class B-2 Principal Balance                         1,153,464.17

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

FLOOR TEST

     Initial ADCPB                                                              85,790,915.00
     Floor percent                                                                       3.50%
                                                                                -------------
     Floor                                                                       3,002,682.03

     Ending ADCPB                                                               29,981,078.28

     less
     Beginning Balance - Class A             26,136,562
     Beginning Balance - Class B1             1,215,654
     Beginning Balance - Class B2             1,215,654
                                             ----------
                                             28,567,871
     less
     Current Month Payment - Class A          1,271,759
     Current Month Payment - Class B1            59,152
     Current Month Payment - Class B2            59,152
                                             ----------
                                              1,390,062                         27,177,808.95

     Excess of ending ADCPB over Note balance after initial payments             2,803,269.33

     Excess (deficit) of excess balance over floor                                (199,412.69)
     Cash available after payment of regular payments                               71,409.24
                                                                                -------------
     Additional payment to certificate holders                                      71,409.24


ADJUSTED FLOOR TEST
     Ending ADCPB                                                               29,981,078.28

     less
         Beginning Balance - Class A         26,136,562
         Beginning Balance - Class B1         1,215,654
         Beginning Balance - Class B2         1,215,654
                                             ----------
                                             28,567,871
     less
         Current Month Payment - Class A      1,337,091
         Current Month Payment - Class B1        62,190
         Current Month Payment - Class B2        62,190
                                             ----------
                                              1,461,471                         27,106,399.71

     Excess of ending ADCPB over Note balance after initial payments             2,874,678.57

     Excess (deficit) of excess balance over floor                                (128,003.45)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                          31,459,867
     Servicer Fee Rate                                              0.5000%
     One-twelfth                                                    0.0417%
     Servicer Fee                                                13,108.28

     Prior Servicer Fee Arrearage                                     0.00
     Servicer Fee Due                                            13,108.28

     Servicer Fee Paid                                           13,108.28

     Current Servicing Fee Arrearage                                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                          31,459,867
     Back-Up Servicer Fee Rate                                      0.0130%
     One-twelfth                                                    0.0011%
     Back-up Servicer Fee                                           340.82

     Prior Back-Up Servicer Fee Arrearage                             0.00
     Total Back-Up Servicer Fee Due                                 340.82

     Back-Up Servicer Fee Paid                                      340.82

     Current Back-Up Servicing Fee Arrearage                          0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                    291.67
     Trustee Fee Rate                                               0.0100%

     Prior Trustee Fee Arrearage                                      0.00
     Total Trustee Fee Due                                          291.67

     Trustee Fee Paid                                               291.67

     Current Trustee Fee Arrearage                                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                   26,136,561.88
     Monthly Premium Rate                                           0.0208%
     Prior Premium Arrearage                                          0.00
     Premium Amount Due                                           5,445.00

     Premium Amount Paid                                          5,445.00

     Current Premium Arrearage                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

                                                                      NO

       (a) Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

       (b) Certificate Insurer makes an Insured Payment               No
                                                                  ------------

       (a) Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

       (b) Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
       (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                  Gross
                              Gross                      Gross                  Charge-Off
                            Defaults     Recoveries   Charge-Offs    ADCPB        Ratio
                            --------     ----------   -----------    -----      ----------

           2 months prior        7,351         12,386      (5,034) 33,304,623       -0.18%
           1 month prior       267,823        234,109      33,714  31,608,306        1.28%
           Current               9,734         19,849     (10,115) 30,064,544       -0.40%


           3 Month Gross Charge-Off Ratio                                            0.23%
           Maximum Allowed                                                           2.50%


30+ DELINQUENCIES

                                                                     Monthly
                           Delinquencies   ADCPB                  Delinquencies
                           -------------   -----                  -------------

           2 months prior    1,951,199     33,304,623                   5.86%
           1 month prior     1,488,883     31,608,306                   4.71%
           Current month     1,418,005     30,064,544                   4.72%

                           Delinquency Ratio:                           5.10%
                           Maximum Delinquency Ratio:                   6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                     No
                                                                  ------------

       (b) Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS (>=180)


                         Monthly Gross                     Monthly
                            Defaults      ADCPB        Gross Defaults
                            --------      -----        --------------
           Current month             0     30,064,544      0.0000%
           1 month prior             0     31,608,306      0.0000%
           2 months prior            0     33,304,623      0.0000%
                                    --     ----------      ------
           Sum/Average               0     31,659,158      0.0000%
                                                                4
                                                           ------
           Gross Defaults                                    0.00%


                 i A       Subordinated Percentage          13.44%
                ii B       WAL of Remaining Leases           1.71
                           Two                                  2
                           Ratio (i/ii)/2                    3.94%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                           Monthly
                           Delinquencies   ADCPB        Delinquencies
                           -------------   -----        -------------
           2 months prior      549,161     33,304,623        1.65%
           1 month prior       234,399     31,608,306        0.74%
           Current month       185,630     30,064,544        0.62%


                       Issuer Delinquency Trigger Ratio:     1.00%
                       Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                   No
                                                      ------------

       (2) Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

       (3) Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

          Aging/Delinquency Statistics

                                                                                  ADCPB                            Total
          Current                                                                       28,646,539                   95.28%
          31-60 Days Past Due                                                              829,685                    2.76%
          61-90 Days Past Due                                                              402,691                    1.34%
          91+ Days Past Due                                                                185,630                    0.62%
                                                                                  ----------------                  ------

          Total                                                                         30,064,544                  100.00%


          Certificate Factors

          Class A Notes                                                                0.336126437
          Class B-1 Notes                                                              0.336126511
          Class B-2 Notes                                                              0.336126511


          Substitution Limits [Section 7]

          ADCPB as of Cut-Off Date                                                   85,790,915.00
          Maximum Substitution (10% of Initial)                                       8,579,091.50
          Maximum Substitution for Defaulted Contracts (5% of Initial)                4,289,545.75

          Prior month Cumulative ADCPB Substituted                                    4,134,055.76
          Current month ADCPB Substituted                                                    --
                                                                                  ----------------
          Cumulative ADCPB Substituted                                                4,134,055.76

          Prior month Cumulative ADCPB Substituted for Defaulted Contracts            1,980,863.06
          Current month ADCPB Substituted Defaulted Contracts                                --
                                                                                  ----------------
          Cumulative ADCPB Substituted for Defaulted Contracts                        1,980,863.06


          Portfolio Prepayment Statistics

          Prior month Cumulative ADCPB prepaid                                       12,224,630.02
          Current month ADCPB prepaid                                                   144,748.93
                                                                                  ----------------
          Cumulative ADCPB prepaid                                                   12,369,378.95

          Prior month Cumulative ADCPB Defaulted                                      5,570,914.10
          Current month ADCPB Defaulted                                                   9,733.63
                                                                                  ----------------
          Cumulative ADCPB Defaulted                                                  5,580,647.73

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           135,374.66

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection             (74,225.93)
     Transfer of prior period Excluded Amounts not yet transferred                   (21,242.54)
     Collections Received [5.02 (b)(d)]                                            1,598,668.65
     Excluded Amounts [5.02 (d)][Definition]                                        (501,093.16)
     Collections on Deposit due Collection Account [5.02 (d)]                     (1,073,710.01)

     Ending Balance                                                                   63,771.67


COLLECTION ACCOUNT

     BEGINNING BALANCE, JUNE 1, 1999                                                                         1,174,113.57

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1999
     Add:  Servicer Advance                                                                                    533,938.34
     Add:  Payments due Collection Account from last 2 business days prior period                              221,554.25
     Add:  Add'l transfers                                                                                           0.00
     Add: Amounts to Collection Acct from Security deposit account                                                   0.00
     Less: Total distributions on  June 10, 1999                                                            (1,929,606.16)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                        1,073,710.01
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                      0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b(iii)]                   0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                             0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                   3,246.43
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                       0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                    0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                              0.00
     Add: Security Deposits Related to Prepayment                                                                    0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                 0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                              0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                   0.00

     Ending balance on June 30, 1999 and July 1, 1999                                                        1,076,956.44

     Add: Servicer Advances to be deposited on Determination Date                                              407,699.47
     Add: Payments due Collection Acct from last 3 business days                                               161,203.23
     Add: Payments not yet transferred to the Collection Account                                                     0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                       0.00

     Adjusted Collection Account Balance                                                                     1,645,859.14

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

SECURITY DEPOSIT ACCOUNT

          Beginning  Balance                                                                     148,303.47
          Add: Balance deposited on closing date                                                       0.00
          Add: Security Deposits [6.02 b]                                                              0.00
          Less: Amounts to Collection Account [6.02 c]                                                 0.00
          Add:  Investment Earnings                                                                  577.34
                                                                                                 ----------
          Ending balance on June 30, 1999                                                        148,880.81

          Less: Amounts to Collection Account [6.02 c]                                                 0.00

          Adjusted Security Deposit  Account Balance                                             148,880.81


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


          Beginning Balance                                                                                       0.00
          Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00
          Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                           0.00
          Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00
                                                                                                                  ----

          Ending balance on June 30, 1999                                                                         0.00

          Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00

          Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00

          Adjusted New Transferred Property Funding Account Balance                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         1,645,859.14


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                                 0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                         13,108.28
                 (C)     Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 340.82

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                   5,445.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            149,196.21

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                         7,729.54

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                           8,276.58

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            1,271,758.66

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]          59,151.57
                 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]         59,151.57
                 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                                 0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                             65,331.86

                 b.      Class B1 Additional Principal Distribution Amount                                             3,038.69

                 c.      Class B2 Additional Principal Distribution Amount                                             3,038.69

     Reviewed By:




     -----------------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

ADCPB BALANCE
-------------
Initial ADCPB                                                        72,024,925.77
Prior Month ADCPB                                                    36,004,451.59
Current Month ADCPB (Before addition of New Property)                34,698,184.17
Base Principal Amount (Prior - Current)                               1,306,267.42
Add:  ADCPB of New Transferred Property                                       0.00
Ending ADCPB (Current + ADCPB of New Property)                       34,698,184.17

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                           31,683,190.73
     Class A Certificate Rate                                                 6.29%
     One twelfth of Class A Certificate Rate                                  0.52%
     Class A Certificate Interest                                       166,072.72
     Prior Month Class A Overdue Interest                                     0.00

     Class A Interest Due                                               166,072.72
     Class A Interest Paid                                              166,072.72

     Current Month Class A Overdue Interest                                   0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                           31,683,190.73
     Class A Percentage                                                      88.00%
     Base Principal Amount                                            1,306,267.42
     Class A Base Principal Distribution Amount                       1,149,515.33
     Prior Month Class A Overdue Principal                                    0.00
     Total A Note Principal Due                                       1,149,515.33

     Class A Principal Paid                                           1,149,515.33

     Class A Overdue Principal                                                0.00
                                                                     -------------

     Current Month Class A Principal Balance                         30,533,675.40

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                        1,080,108.47
     Class B-1 Certificate Rate                                             7.01%
     One twelfth of Class B-1 Certificate Rate                              0.58%
     Class B-1 Certificate Interest                                     6,309.63
     Prior Month Class B-1 Overdue Interest                                 0.00

     Class B-1 Interest Due                                             6,309.63
     Class B-1 Interest Paid                                            6,309.63

     Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                        1,080,108.47
     Class B-1 Percentage                                                   3.00%
     Base Principal Amount                                          1,306,267.42
     Class B-1 Base Principal Distribution Amount                      39,188.02
     Prior Month B-1 Overdue Principal                                      0.00
     Total B-1 Note Principal Due                                      39,188.02
                                                                    ------------

     Class B-1 Principal Paid                                          39,188.02


     Class B-1 Overdue Principal                                            0.00

     Current Month Class B-1 Principal Balance                      1,040,920.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                          900,090.56
     Class B-2 Certificate Rate                                             8.22%
     One twelfth of Class B-2 Certificate Rate                              0.69%
     Class B-2 Certificate Interest                                     6,165.62
     Prior Month Class B-2 Overdue Interest                                 0.00

     Class B-2 Interest Due                                             6,165.62
     Class B-2 Interest Paid                                            6,165.62

     Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                          900,090.56
     Class B-2 Percentage                                                   2.50%
     Base Principal Amount                                          1,306,267.42
     Class B-2 Base Principal Distribution Amount                      32,656.69
     Prior Month B-1 Overdue Principal                                      0.00
     Total B-1 Note Principal Due                                      32,656.69

     Class B-2 Principal Paid                                          32,656.69

     Class B-2 Overdue Principal                                            0.00

     Current Month Class B-2 Principal Balance                        867,433.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

FLOOR TEST

     Initial ADCPB                                                         72,024,925.77
     Floor percent                                                                  3.00%
                                                                           -------------
     Floor                                                                  2,160,747.77

     Ending ADCPB                                                          34,698,184.17

     less
     Beginning Balance - Class A                         31,683,191
     Beginning Balance - Class B1                         1,080,108
     Beginning Balance - Class B2                           900,091
                                                         ----------
                                                         33,663,390
     less
     Current Month Payment - Class A                      1,149,515
     Current Month Payment - Class B1                        39,188
     Current Month Payment - Class B2                        32,657
                                                         ----------
                                                          1,221,360        32,442,029.72

     Excess of ending ADCPB over Note balance after initial payment         2,256,154.45

     Excess (deficit) of excess balance over floor                             95,406.68


ADJUSTED FLOOR TEST
     Ending ADCPB                                                          34,698,184.17

     less
     Beginning Balance - Class A                          31,683,191
     Beginning Balance - Class B1                          1,080,108
     Beginning Balance - Class B2                            900,091
                                                          ----------
                                                          33,663,390
     less
     Current Month Payment - Class A                       1,149,515
     Current Month Payment - Class B1                         39,188
     Current Month Payment - Class B2                         32,657
                                                          ----------
                                                           1,221,360       32,442,029.72

     Excess of ending ADCPB over Note balance after initial payment         2,256,154.45

     Excess (deficit) of excess balance over floor                             95,406.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                              36,004,452
     Servicer Fee Rate                                                  0.5000%
     One-twelfth                                                        0.0417%
     Servicer Fee                                                    15,001.85

     Prior Servicer Fee Arrearage                                         0.00
     Servicer Fee Due                                                15,001.85

     Servicer Fee Paid                                               15,001.85

     Current Servicing Fee Arrearage                                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                              36,004,452
     Back-Up Servicer Fee Rate                                          0.0200%
     One-twelfth                                                        0.0017%
     Back-up Servicer Fee                                               600.07

     Prior Back-Up Servicer Fee Arrearage                                 0.00
     Total Back-Up Servicer Fee Due                                     600.07

     Back-Up Servicer Fee Paid                                          600.07

     Current Back-Up Servicing Fee Arrearage                              0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                        291.67
     Trustee Fee Rate                                                   0.0100%

     Prior Trustee Fee Arrearage                                          0.00
     Total Trustee Fee Due                                              291.67

     Trustee Fee Paid                                                   291.67

     Current Trustee Fee Arrearage                                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                       31,683,190.73
     Monthly Premium Rate                                               0.0200%
     Prior Premium Arrearage                                              0.00
     Premium Amount Due                                               6,337.00

     Premium Amount Paid                                              6,337.00

     Current Premium Arrearage                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
       (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                          Gross                            Monthly
                            Defaults      Recoveries     Charge-Offs         ADCPB         Charge-Offs
                            --------      ----------     -----------         -----         -----------

           2 months prior        73,327        47,155         26,173         37,554,027         0.84%
           1 month prior         14,776        19,230         (4,454)        36,208,138        -0.15%
           Current               83,249        84,174           (926)        34,813,079        -0.03%


           3 Month Gross Charge-Off Ratio                                                       0.22%
           Maximum Allowed                                                                      2.50%


30+ DELINQUENCIES

                                                                      Monthly
                            Delinquencies        ADCPB             Delinquencies
                            -------------        -----             -------------

           2 months prior        1,912,093        37,554,027           5.09%
           1 month prior         1,644,039        36,208,138           4.54%
           Current month         1,294,917        34,813,079           3.72%

                           Delinquency Ratio:                          4.45%
                           Maximum Delinquency Ratio:                  7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                                                           Monthly
                        Gross Defaults    ADCPB        Gross Defaults
                        --------------    -----        --------------

           Current                  0      34,813,079      0.0000%
           1 month prior            0      36,208,138      0.0000%
           2 months prior           0      37,554,027      0.0000%
                                   --     -----------      ------
           Sum/Average              0      36,191,748      0.0000%
                                                                4
                                                           ------
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage           9.00%
                ii B       WAL of Remaining Leases           2.08
                           Two                               2.00
                           Ratio (i/ii)/2                    2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                         Monthly
                          Delinquencies   ADCPB       Delinquencies
                          -------------   -----       -------------
           2 months prior     392,160      37,554,027        1.04%
           1 month prior      287,152      36,208,138        0.79%
           Current month      139,676      34,813,079        0.40%


                        Issuer Delinquency Trigger Ratio:    0.75%
                        Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB           No
                                                                -------------

       (2) Has a Gross Charge-Off Event Occurred?                     No
                                                                -------------

       (3) Has a Delinquency Event Occurred?                          No
                                                                -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

       Aging/Delinquency Statistics

                                                                                        ADCPB                           Total
       Current                                                                               33,518,162                  96.28%
       31-60 Days Past Due                                                                      841,302                   2.42%
       61-90 Days Past Due                                                                      313,939                   0.90%
       91+ Days Past Due                                                                        139,676                   0.40%
                                                                                        ---------------                 ------

       Total                                                                                 34,813,079                 100.00%


       Certificate Factors

       Class A Notes                                                                        0.481744209
       Class B-1 Notes                                                                      0.481744135
       Class B-2 Notes                                                                      0.481744180


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                           72,024,925.77
       Maximum Substitution (10% of Initial)                                               7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)                        3,601,246.29

       Prior month Cumulative ADCPB Substituted                                            3,234,855.86
       Current month ADCPB Substituted                                                            --
                                                                                        ---------------
       Cumulative ADCPB Substituted                                                        3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts                    1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                        --
                                                                                        ---------------
       Cumulative ADCPB Substituted for Defaulted Contracts                                1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                                9,746,018.77
       Current month ADCPB prepaid                                                           159,665.37
                                                                                        ---------------
       Cumulative ADCPB prepaid                                                            9,905,684.14

       Prior month Cumulative ADCPB Defaulted                                              3,626,637.63
       Current month ADCPB Defaulted                                                          83,248.79
                                                                                        ---------------
       Cumulative ADCPB Defaulted                                                          3,709,886.42

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                  30,642.43

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (290,251.26)
     Transfer of prior period Excluded Amounts not yet transferred                        (202,352.02)
     Collections Received [5.02 (b)(d)]                                                  1,834,964.80
     Excluded Amounts [5.02 (d)][Definition]                                              (545,980.22)
     Collections on Deposit due Collection Account [5.02 (d)]                             (746,789.71)

     Ending Balance                                                                         80,234.02


COLLECTION ACCOUNT
     BEGINNING BALANCE, JUNE 1, 1999                                                                         809,716.64

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1999
     Add:  Servicer Advance                                                                                  558,292.12
     Add:  Payments due Collection Account from last 2 business days prior period                            290,251.26
     Add:  Add'l transfers                                                                                         0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on  June 10, 1999                                                          (1,658,260.02)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                        746,789.71
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 2,243.44
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                 0.00

     Ending balance on June 30, 1999 and July 1, 1999                                                        749,033.15

     Add: Servicer Advances to be deposited on Determination Date                                            503,915.90
     Add: Payments due Collection Acct from last 3 business days                                             273,644.56
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   1,526,593.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                             0.00
     Add: Balance deposited on closing date                                                         0.00
     Add: Security Deposits [6.02 b]                                                                0.00
     Less: Amounts to Collection Account [6.02 c]                                                   0.00
     Add:  Investment Earnings                                                                      0.00
                                                                                                    ----

     Ending balance on June 30, 1999                                                                0.00

     Less: Amounts to Collection Account [6.02 c]                                                   0.00

     Adjusted Security Deposit  Account Balance                                                     0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                    0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Ending balance on June 30, 1999                                                                      0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         1,526,593.61


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                         0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                     0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)    Unreimbursed Servicer Advances from prior periods                                                          0.00
             (B)    Servicer Fee and unpaid Servicer Fee                                                                  15,001.85
             (C)    Servicing Charges inadvertently deposited in Collection Account                                            0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                         600.07

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                           6,337.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                           291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                    166,072.72

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                 6,309.63

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                   6,165.62

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                     1,149,515.3

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                               0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                 39,188.02
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]                32,656.69
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                         0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                104,455.01


     Reviewed By:



     --------------------------------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER